/Letterhead/                  SCHVANEVELDT & COMPANY
                            CERTIFIED PUBLIC ACCOUNTANT
                         275 EAST SOUTH TEMPLE, SUITE 300
                            SALT LAKE CITY, UTAH 84111
                                  (801) 521-2392

Darrell T. Schvaneveldt, C.P.A.




     I consent to the use, in this Form 10-K, of our report dated September 8, 1996, on the financial statements of Asdar Group, Inc., dated December 31, 1992, included herein and to the reference made to me.


/s/ Schvaneveldt & Company
June 19, 1997